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                                                                    EXHIBIT 10.7

                              FIRST AMENDMENT TO
                            ATRIA COMMUNITIES, INC.
               NON-EMPLOYEE DIRECTORS 1996 STOCK INCENTIVE PLAN
               ------------------------------------------------


     A. Atria Communities, Inc., a Delaware corporation ("Company"), adopted the Atria Communities, Inc. Non-Employee Directors 1996 Stock Incentive Plan ("Plan") on June 13, 1996, and the Plan was approved by the sole stockholder of the Company on June 14, 1996.

     B. The Company desires to grant non-employee directors options to purchase an increased number of shares.

     C. The Company desires to increase the number of shares available for issuance pursuant to the Plan.


     NOW, THEREFORE, the Plan is hereby amended as follows:


  1. AMENDMENT OF PLAN.

     (a) Section 3.3 of the Plan is hereby deleted and the following substituted in its place:

             "3.3 Additional Option Grants. On July 18, 1997, and each anniversary of that date hereafter, each Non-Employee Director, other than the Chairman of the Board of the Company, shall automatically be granted an Option to purchase 5,000 Shares, and the Chairman of the Board of the Company shall be automatically granted an Option to purchase 10,000 Shares, provided that (i) such Non-Employee Director shall have continually served as a director of the Company for the nine-month period prior to the date of the Option grant and (ii) the number of Shares available for grant under the Plan is sufficient to permit such automatic grant."

     (b) Article 4 of the Plan is hereby amended by deleting the number "250,000" and substituting therefor the number "350,000".

  2. CONTINUATION OF BALANCE OF PLAN. Except as amended hereby, the Plan is unchanged and remains in full force and effect.

  3. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules.
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  IN WITNESS WHEREOF, this Amendment has been adopted by the Company as of the
16th day of July, 1997.


                                        ATRIA COMMUNITIES, INC.


                                        By: /s/ W. PATRICK MULLOY, II
                                           ------------------------------------
                                        Title: Chief Executive Officer
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